                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                 ____________

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  August 8, 2000

                         PINNACLE ENTERTAINMENT, INC.
            (Exact Name of Registrant as Specified in its Charter)

         Delaware                 0-10619            95-3667491
(State or Other Jurisdiction    (Commission         (IRS Employer
    of Incorporation)           File Number)      Identification No.)


 330 N. Brand Boulevard, Suite 1100, Glendale, California       91203-2308
          (Address of Principal Executive Offices)              (Zip Code)


      Registrant's telephone number, including area code:  (818) 662-5900

Item 2.   Acquisition or Disposition of Assets

     On August 8, 2000, pursuant to an Asset Purchase Agreement dated as of December 9, 1999, by and between BSL, Inc., a Mississippi corporation ("BSL"), and Casino Magic Corp., a Minnesota corporation ("Casino Magic"), as amended (the "Casino Magic Purchase Agreement"), and an Asset Purchase Agreement dated as of December 9, 1999, by and between BTN, Inc., a Mississippi corporation ("BTN"), and Boomtown, Inc., a Delaware corporation ("Boomtown"), as amended (the "Boomtown Purchase Agreement"), Casino Magic and Boomtown, each of which is a wholly-owned subsidiary of Pinnacle Entertainment, Inc. (formerly Hollywood Park, Inc.), a Delaware corporation ("Pinnacle"), completed the sales of all of the operating assets and related operations of their Casino Magic Bay St. Louis and Boomtown Biloxi casino properties, respectively, to BSL and BTN, respectively, each of which is a wholly-owned subsidiary of Penn National Gaming, Inc., a Pennsylvania corporation ("Penn National").

     Under the Casino Magic Purchase Agreement and the Boomtown Purchase Agreement, Penn National, through its subsidiaries, paid an aggregate of $195,000,000 in cash for the operating assets and related operations of Casino Magic Bay St. Louis and Boomtown Biloxi, including the 590 acres of land at Casino Magic Bay St. Louis and the leasehold rights at Boomtown Biloxi.

     On August 8, 2000, Pinnacle issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Information and Exhibits

     (a)  Not Applicable

     (b)  Pro Forma Financial Information

          Introduction to Unaudited Pro Forma Consolidated Financial Statements

          Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2000

          Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1999

          Unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2000

     (c)  The following are furnished as exhibits to this report:

          10.1 Asset Purchase Agreement, dated as of December 9, 1999, between BSL, Inc. and Casino Magic Corp. is hereby incorporated by reference to Exhibit 10.1 to Pinnacle's Current Report on
                Form 8-K filed December 21, 1999.

          10.2 Asset Purchase Agreement, dated as of December 9, 1999, between BTN, Inc. and Boomtown, Inc. is hereby incorporated by reference to Exhibit 10.2 to Pinnacle's Current Report on Form 8-K filed December 21, 1999.

          10.3 Guaranty issued by Penn National in favor of Casino Magic Corp. entered into as of December 9, 1999 is hereby incorporated by reference to Exhibit 10.5 to Pinnacle's Current Report on
                Form 8-K filed December 21, 1999.

          10.4 Guaranty issued by Penn National in favor of Boomtown, Inc. entered into as of December 9, 1999 is hereby incorporated by reference to Exhibit 10.6 to Pinnacle's Current Report on Form 8-K filed December 21, 1999.

          10.5 Guaranty issued by Hollywood Park, Inc. in favor of BSL, Inc. entered into as of December 9, 1999 is hereby incorporated by reference to Exhibit 10.7 to Pinnacle's Current Report on Form 8-K filed December 21, 1999.

          10.6 Guaranty issued by Hollywood Park, Inc. in favor of BTN, Inc. entered into as of December 9, 1999 is hereby incorporated by reference to Exhibit 10.8 to Pinnacle's Current Report on Form 8-K filed December 21, 1999.

          99.1* Press Release issued on August 8, 2000, by Pinnacle
                Entertainment, Inc.

_______________

* - filed herewith

     INTRODUCTION TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                        REFLECTING CERTAIN DISPOSITIONS

   As more fully described in Pinnacle's Annual Report on Form 10-K for the year ended December 31, 1999 and Quarterly Report on Form 10-Q for the six months ended June 30, 2000, Pinnacle disposed of the Hollywood Park Race Track ("HPRT") and Hollywood Park-Casino ("HPC") in September 1999 (the "1999 Asset Dispositions"), sold 42 acres of excess raw land in March 2000 (the "Land Sale") and sold Turf Paradise Race Track ("Turf") in June 2000 to a private investor (the "Turf Transaction"). In addition, during 1999, Pinnacle entered into asset sales agreements for the sale of the Casino Magic Bay St. Louis ("CMAG-BSL") and Boomtown Biloxi ("BT-Biloxi") facilities to subsidiaries of Penn National Gaming, Inc. (the "Penn Transaction") which sale was completed on August 8, 2000.

  The following unaudited pro forma consolidated balance sheet was prepared from the unaudited consolidated balance sheet of Pinnacle as of June 30, 2000.

   The following unaudited pro forma consolidated statements of operations were prepared from the audited consolidated statement of operations of Pinnacle for the year ended December 31, 1999 and from the unaudited consolidated statement of operations of Pinnacle for the six months ended June 30, 2000. The results of operations attributable to the asset dispositions have been eliminated through pro forma adjustments.

   It was assumed that the 1999 Asset Dispositions, the Land Sale, the Penn Transaction and the Turf Transaction occurred on January 1, 1999 for the unaudited pro forma consolidated statements of operations and that the Penn Transaction occurred as of June 30, 2000 for the unaudited pro forma consolidated balance sheet. In accordance with pro forma presentation guidelines of the SEC, the pro forma statements of operations for the year ended December 31, 1999 and the six months ended June 30, 2000 do not reflect estimated gains or asset impairments from these transactions. Therefore, the gain and asset impairments and related tax expense for the 1999 Asset Dispositions were eliminated to arrive at the unaudited pro forma consolidated statement of operations for the year ended December 31, 1999, and the gain and related tax expense for the Land Sale and Turf Transaction were eliminated to arrive at the unaudited pro forma consolidated statement of operations for the six months ended June 30, 2000.

   The dispositions of HPRT, CMAG-BSL, BT-Biloxi, Turf and the 42 acres of excess raw land were accounted for as sales. The disposition of HPC was accounted for as a financing transaction and therefore is not recognized as a sale for accounting purposes because Pinnacle subleased HPC to a third-party operator.

   The following unaudited pro forma consolidated financial statements should be read in conjunction with the accompanying notes and assumptions. The unaudited pro forma consolidated financial information is presented for illustrative purposes only and contains estimates such as transaction costs and income taxes for the Penn Transaction. Accordingly, the gains and related tax expenses on the Penn Transaction for the unaudited pro forma balance sheet are estimated, and the pro forma financial statements are not necessarily indicative of the operating results or financial position of Pinnacle if the disposition had been completed in an earlier period, nor necessarily indicative of its future operating results or financial position.

   These pro forma financial statements are based on, and should be read in conjunction with, the historical consolidated financial statements and the related notes thereto of Pinnacle contained in Pinnacle's Annual Report on Form 10-K for the year ended December 31, 1999, and Quarterly Report on Form 10-Q for the six months ended June 30, 2000.

                          PINNACLE ENTERTAINMENT, INC.

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                            As of June 30, 2000
                     (in thousands, except per share data)

                                         Pinnacle
                                      Entertainment,  Pro Forma      Pro Forma
                                           Inc.      Adjustments    Consolidated
                                      -------------- -----------    ------------
               Assets
Current Assets:
  Cash and cash equivalents.........    $  217,201    $ 195,000 (a)  $  410,219
                                                        (1,982) (b)
  Receivables, net..................        12,750                       12,750
  Prepaid expenses and other
   assets...........................        18,055                       18,055
  Assets held for sale..............       138,909     (122,083)(c)      16,826
  Current portion of notes
   receivable.......................         5,785                        5,785
                                        ----------    ---------      ----------
    Total current assets............       392,700       70,935         463,635
Notes receivable....................         8,345                        8,345
Net property, plant and equipment...       530,372                      530,372
Goodwill, net of amortization.......        85,876      (13,157)(d)      72,719
Gaming license, net of
 amortization.......................        40,210                       40,210
Debt issuance costs, net of
 amortization.......................        20,563                       20,563
Other assets........................        10,480                       10,480
                                        ----------    ---------      ----------
    Total assets....................    $1,088,546    $  57,778      $1,146,324
                                        ==========    =========      ==========
Liabilities and Stockholders' Equity
Current Liabilities:
  Accounts payable..................    $   21,723                   $   21,723
  Accrued interest..................        24,564                       24,564
  Other accrued liabilities.........        38,478        1,500 (e)      39,978
  Accrued compensation..............        14,591                       14,591
  Liabilities to be assumed by
   buyers of assets held for sale...         8,573       (8,573)(f)           0
  Federal and state income taxes....        28,715       23,523 (g)      52,238
  Current portion of notes payable..       122,213                      122,213
                                        ----------    ---------      ----------
    Total current liabilities.......       258,857       16,450         275,307
Notes payable, less current
 maturities.........................       498,751            0         498,751
Deferred tax liabilities............           826            0             826
Stockholders' Equity:
  Capital stock--
   Preferred........................             0                            0
   Common...........................         2,631                        2,631
  Capital in excess of par value....       225,739                      225,739
  Retained earnings.................       101,742       41,328 (h)     143,070
                                        ----------    ---------      ----------
    Total stockholders' equity......       330,112       41,328         371,440
                                        ----------    ---------      ----------
  Total liabilities and
   stockholders' equity.............    $1,088,546    $  57,778      $1,146,324
                                        ==========    =========      ==========
             Other Data
Book value per share................    $    12.55
Pro forma book value per share......                                 $    14.12
Pro forma cash and cash equivalents
 per share..........................                                 $    15.59

                         PINNACLE ENTERTAINMENT, INC.

            NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

   Assumptions--During 1999, the Company entered into an asset sales agreement for the Penn Transaction. The Penn Transaction closed in August 2000. However, pursuant to pro forma presentation guidelines, the unaudited pro forma consolidated balance sheet as of June 30, 2000 is presented as if the Penn Transaction had occurred on June 30, 2000.

   Pro Forma Adjustments--The following adjustments have been made to the unaudited pro forma consolidated balance sheet:

     (a) To record the sales proceeds of $195,000,000 for the Penn
  Transaction.

     (b) To record the net cash paid to the buyers of CMAG-BSL and BT-Biloxi, which amount represents the difference between assets sold (other than net property, plant and equipment) and liabilities assumed.

     (c) To record the sale of CMAG-BSL and BT-Biloxi, and related assets, net of accumulated depreciation.

     (d) To record the write off of goodwill associated with the Penn Transaction, net of accumulated amortization.

     (e) To record estimated Penn Transaction expenses and other related costs of approximately $1,500,000.

     (f) To record the liabilities assumed by the buyers in the Penn
  Transaction.

     (g) To record the current and deferred federal and state income taxes payable related to the dispositions. The Company may elect deferred like-kind Section 1031 exchanges (the "Exchanges") for tax purposes with regard to the Penn Transaction. If the Company elects, and is successful in completing, the Exchanges, the Company may not recognize a current taxable gain on the Penn Transaction and, accordingly, may be able to defer the tax liabilities as a result of this transaction.

     (h) To record the estimated gain on the Penn Transaction. The following is the preliminary calculation of the estimated impact to the statement of operations resulting from this transaction (in thousands):

                                                                       CMAG-BSL
                                                                       and BT-
                                                                        Biloxi
                                                                       --------
Cash proceeds........................................................  $195,000
Less:Estimated transaction and other related costs...................     1,500
  Estimated net book value of property, plant and equipment
   disposed..........................................................   115,492
  Estimated goodwill, net of accumulated amortization, related to the
   Penn Transaction..................................................    13,157
                                                                       --------
Estimated gain before income taxes...................................    64,851
Less: Estimated income taxes.........................................    23,523
                                                                       --------
Estimated gain.......................................................  $ 41,328
                                                                       ========

   The above calculations are preliminary, subject to final determination of the net book value of property, plant and equipment disposed of, income tax consequences and transaction and other costs. Actual accounting adjustments related to the dispositions may differ from the pro forma adjustments.

                          PINNACLE ENTERTAINMENT, INC.

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      For the year ended December 31, 1999
                (in thousands, except per share data and ratios)

                                                               Pro Forma Adjustments
                                                               -----------------------

                                                                                                                      Pinnacle
                                             Pinnacle            Less: CMAG                                     Entertainment, Inc.
                                        Entertainment, Inc.    BSL, BT-Biloxi      Less: HPRT     Pro Forma          Pro Forma
                                           Consolidated            (a)(1)        HPC, Turf(a)(2) Adjustments       Consolidated
                                        -------------------    --------------    --------------- -----------    -------------------
Revenues:
  Gaming...............................         $557,526         $ 138,540          $  33,638                        $385,348
  Racing...............................           55,209                 0             55,209                               0
  Food and beverage....................           39,817            10,092              9,870                          19,855
  Hotel and recreational vehicle park..           11,737             1,797                  0                           9,940
  Truck stop and service station.......           17,644                 0                  0                          17,644
  Other income.........................           24,924             6,307              5,162        4,500 (b)         17,955
                                                --------         ---------          ---------     --------           --------
                                                 706,857           156,736            103,879        4,500            450,742
                                                --------         ---------          ---------     --------           --------
Expenses:
  Gaming...............................          309,508            76,812             18,241                         214,455
  Racing...............................           22,694                 0             22,694                               0
  Food and beverage....................           46,558            11,278             12,681                          22,599
  Hotel and recreational vehicle park..            5,923               894                  0                           5,029
  Truck stop and service station.......           16,296                 0                  0                          16,296
  General and administrative...........          134,870            28,180             23,934          200 (c)         82,956
  Depreciation and amortization........           51,924             9,795              6,241          746 (d)         36,634
  Pre-opening costs, Belterra Casino
   Resort .............................            3,020                 0                  0                           3,020
  Gain on disposition of assets, net...          (62,507)                0                  0       61,522 (e)           (985)
  Impairment write-down of Hollywood
   Park-Casino.........................           20,446                 0                  0      (20,446)(e)              0
  Proposed merger costs................                0                 0                  0            0 (f)              0
  Other................................           13,921             4,288              1,633                           8,000
                                                --------         ---------          ---------     --------           --------
                                                 562,653           131,247             85,424       42,022            388,004
                                                --------         ---------          ---------     --------           --------
Operating income.......................          144,204            25,489             18,455      (37,522)            62,738
  Interest expense, net................           57,544                86                  0          912 (g)         58,370
                                                --------         ---------          ---------     --------           --------
Income before minority interests and
 income taxes..........................           86,660            25,403             18,455      (38,434)             4,368
  Minority interests...................            1,687                 0                  0            0              1,687
  Income tax expense (benefit).........           40,926            10,024              7,282      (20,958)(h)          2,662
                                                --------         ---------          ---------     --------           --------
Net income.............................         $ 44,047            15,379             11,173     $(17,476)          $     19
                                                ========         =========          =========     ========           ========
Net income per common share:
  Net income--basic....................            $1.70                                                                $0.00
  Net income--diluted..................            $1.67                                                                $0.00
Number of shares--basic................           25,966                                                               25,966
Number of shares--diluted..............           26,329                                                               26,329

Other Data:
  Ratio of earnings to fixed charges...             2.20x
  Pro forma ratio of earnings to fixed
   charges.............................                                                                                 1.02x

                          PINNACLE ENTERTAINMENT, INC.

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                  For the six months ended June 30, 2000
                (in thousands, except per share data and ratios)

                                              Pro Forma Adjustments
                                             -----------------------

                                                                                                              Pinnacle
                              Pinnacle                                                                   Entertainment, Inc.
                         Entertainment, Inc.  Less: CMAG-                                  Pro Forma          Pro Forma
                            Consolidated      BSL, BT-Blloxl(a)(1)  Less: Turf(a)(3)       Adjustments       Consolidated
                         -------------------  -----------------     ----------------       -----------    -------------------
                                              (In thousands, except per share data)
Revenues:
  Gaming................      $265,595        $   70,452            $       0                                    $195,143
  Racing................         9,452                 0                9,452                                           0
  Food and beverage.....        17,236             5,030                1,056                                      11,150
  Hotel and recreational
   vehicle park.........         6,346             1,053                    0                                       5,293
  Truck stop and service
   station..............         9,383                 0                    0                                       9,383
  Other income..........        14,609             4,271                  157                        0 (b)         10,181
                              --------        ----------            ---------                 --------           --------
                               322,621            80,806               10,665                        0            231,150
                              --------        ----------            ---------                 --------           --------
Expenses:
  Gaming................       149,455            38,985                    0                                     110,470
  Racing................         4,133                 0                4,133                                           0
  Food and beverage.....        19,020             5,785                  892                                      12,343
  Hotel and recreational
   vehicle park.........         3,104               586                    0                                       2,518
  Truck stop and service
   station..............         8,703                 0                    0                                       8,703
  General and
   administrative.......        57,959            14,424                2,034                        0 (c)         41,501
  Depreciation and
   amortization.........        24,255             4,238                  520                     (175)(d)         19,322
  Pre-opening costs,
   Belterra Casino
   Resort ..............         5,456                 0                    0                                       5,456
  Gain on disposition of
   assets, net..........       (59,441)                0                    0                   59,777 (e)            336
  Proposed merger
   costs................         2,125                 0                    0                   (2,125)(f)              0
  Other.................         6,053             2,069                   49                                       3,935
                              --------        ----------            ---------                 --------           --------
                               220,822            66,087                7,628                   57,477            204,584
                              --------        ----------            ---------                 --------           --------
Operating income........       101,799            14,719                3,037                  (57,477)            26,566
  Interest expense,
   net..................        23,959                82                  (49)                     (37)(g)         23,889
                              --------        ----------            ---------                 --------           --------
Income before income
 taxes..................        77,840            14,637                3,086                  (57,440)             2,677
  Income tax expense
   (benefit)............        29,696             5,269                1,111                  (22,352)(h)            964
                              --------        ----------            ---------                 --------           --------
Net income..............      $ 48,144        $    9,368            $   1,975                 $(35,088)          $  1,713
                              ========        ==========            =========                 ========           ========
Net income per common
 share:
  Net income--basic.....      $   1.83                                                                           $   0.07
  Net income--diluted...      $   1.76                                                                           $   0.06
Number of shares--
 basic..................        26,281                                                                             26,281
Number of shares--
 diluted................        27,326                                                                             27,326

Other Data:
  Ratio of earnings to
   fixed charges........         3.15x
  Pro forma deficiency
   of earnings available
   to cover fixed
   charges..............                                                                                             (266)

                         PINNACLE ENTERTAINMENT, INC.

                   NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
                           STATEMENTS OF OPERATIONS

   Assumptions--The unaudited pro forma consolidated statements of operations for the year ended December 31, 1999, and the six months ended June 30, 2000, are presented as if the 1999 Asset Dispositions, the Land Sale, the Penn Transaction and the Turf Transaction had taken place on January 1, 1999. The results of operations of HPRT, HPC, CMAG-BSL, BT-Biloxi and Turf have been eliminated from Pinnacle's historical results of operations, so that only the continuing Pinnacle operations are reflected.

   In accordance with pro forma presentation guidelines of the SEC, the pro forma statements of operations eliminate the gain and impairment write-down and related income tax expense on the 1999 Asset Dispositions, Land Sale and Turf Transaction. In addition, in accordance with pro forma presentation guidelines, the pro forma statements of operations do not reflect estimated gains and related tax expense on the Penn Transaction or any income that could have been generated during the periods shown from the proceeds received. A reduction of debt, investments in other assets including short-term investment securities or an investment in other casino operations would likely have resulted and has not been reflected in these pro forma statements of operations.

   Pro Forma Adjustments--The following adjustments have been made to the unaudited pro forma consolidated statements of operations:

     (a)(1) To eliminate the historical results of operations of CMAG-BSL and BT-Biloxi.

     (a)(2) To eliminate the historical results of operations of HPRT, HPC and Turf.

     (a)(3) To eliminate the historical results of operations of Turf.

     (b) To record HPC rental income to be received by Pinnacle. In connection with the 1999 Asset Dispositions, Pinnacle entered into a lease agreement with an unaffiliated third party to operate HPC. Rent is received by Pinnacle in the amount of $500,000 per month, or $6,000,000 per annum. Since the 1999 Asset Dispositions occurred in September 1999, the historical results of operations for the year ended December 31, 1999 include three months of lease income and therefore the pro forma adjustment reflects only the additional $4,500,000 of rental income for the period January 1, 1999 to September 30, 1999.

     (c) To record office rent expense to be paid by Pinnacle. In connection with the 1999 Asset Dispositions, Pinnacle relocated its corporate offices. Prior to the 1999 Asset Dispositions, Pinnacle maintained its corporate offices at HPRT and did not pay any office rent. Since the 1999 Asset Dispositions occurred in September 1999 and the Company relocated its corporate offices prior to such transaction, the historical results of operations for the year ended December 31, 1999 include four months of office rent expense, and therefore the pro forma adjustment reflects only the additional $200,000 of estimated office rent expense for the period January 1, 1999 to August 31, 1999.

     (d) To record estimated additional depreciation expense for HPC and related assets associated with the 1999 Asset Dispositions and related financing, as well as depreciation expense for Pinnacle assets sold which are not reflected in the historical results of operations of HPRT and HPC; off set by a reduction in amortization expense of $350,000 for the year ended December 31, 1999 and $175,000 for the six months ended June 30, 2000 associated with the goodwill written off in connection with the Penn Transaction. See note (e) to the Unaudited Pro Forma Consolidated Balance Sheet.

     (e) To eliminate the gain on disposition of assets related to the 1999 Asset Dispositions and the impairment write-down on the Hollywood Park-Casino (for the year ended December 31, 1999) and the gain on disposition of assets related to the Land Sale and Turf Transaction (for the six months ended June 30, 2000).

     (f) To eliminate the costs associated with the Pinnacle Merger, which merger discussions began in 2000.

                         PINNACLE ENTERTAINMENT, INC.

                   NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
                     STATEMENTS OF OPERATIONS--(Continued)

     (g) To adjust interest expense associated with the financing debt incurred in connection with the 1999 Asset Dispositions.

     (h) To record the U.S. federal and state income tax effect of pro forma adjustments at Pinnacle's effective tax rate of approximately 39.5% for the year ended December 31, 1999 and approximately 36% for the six months ended June 30, 2000; off set by the elimination of the income tax expense related to the 1999 Asset Dispositions for the year ended December 31, 1999, and the income tax expense related to the Land Sale and Turf Transaction for the six months ended June 30, 2000.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              PINNACLE ENTERTAINMENT, INC.


Date: August 21, 2000         By: /s/ Bruce C. Hinckley
                                 ----------------------
                                 Bruce C. Hinckley
                                 Chief Financial Officer

                                 Exhibit Index
                                 -------------

Exhibit        Description
-------        -----------

10.1 Asset Purchase Agreement, dated as of December 9, 1999, between BSL, Inc. and Casino Magic Corp. is hereby incorporated by reference to Exhibit 10.1 to Pinnacle's Current Report on Form 8-K filed December 21, 1999.

10.2 Asset Purchase Agreement, dated as of December 9, 1999, between BTN, Inc. and Boomtown, Inc. is hereby incorporated by reference to Exhibit 10.2 to Pinnacle's Current Report on Form 8-K filed December 21, 1999.

10.3           Guaranty issued by Penn National in favor of Casino Magic Corp.
               entered into as of December 9, 1999 is hereby incorporated by reference to Exhibit 10.5 to Pinnacle's Current Report on Form 8-K filed December 21, 1999.

10.4           Guaranty issued by Penn National in favor of Boomtown, Inc.
               entered into as of December 9, 1999 is hereby incorporated by reference to Exhibit 10.6 to Pinnacle's Current Report on Form 8-K filed December 21, 1999.

10.5           Guaranty issued by Hollywood Park, Inc. in favor of BSL, Inc.
               entered into as of December 9, 1999 is hereby incorporated by reference to Exhibit 10.7 to Pinnacle's Current Report on Form 8-K filed December 21, 1999.

10.6           Guaranty issued by Hollywood Park, Inc. in favor of BTN, Inc.
               entered into as of December 9, 1999 is hereby incorporated by reference to Exhibit 10.8 to Pinnacle's Current Report on Form 8-K filed December 21, 1999.

99.1*          Press Release issued on August 8, 2000, by Pinnacle
               Entertainment, Inc.

__________________
* - filed herewith